UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05207

ALLIANCEBERNSTEIN INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2013

Date of reporting period: June 30, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein

Income Fund

(NYSE: ACG)

June 30, 2013

Semi-Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein® at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

August 15, 2013

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Income Fund (the “Fund”) for the semi-annual reporting period ended June 30, 2013. The Fund is a closed-end fund that trades on the New York Stock Exchange.

Investment Objectives and Policies

The Fund is designed to provide high current income consistent with the preservation of capital. The Fund normally invests at least 80% of its net assets in income-producing securities. The Fund normally invests at least 65% of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements pertaining to U.S. government securities. The Fund may also invest up to 35% of its assets in other fixed income securities, including those issued by nongovernmental issuers in the U.S. and those issued by foreign governments. The Fund may invest up to 35% of its net assets in below investment-grade securities. Additionally, the Fund may utilize other investment instruments, including options, swaps, forwards and futures, and may employ leverage. For more information regarding the Fund’s risks, please see “A Word About Risk” on pages 4-5 and “Note E—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on pages 60-62.

Investment Results

The table on page 6 provides performance data for the Fund and its benchmark, the Barclays U.S. Aggregate Bond Index, for the six- and 12-month periods ended June 30, 2013.

The Fund declined in absolute terms and underperformed its benchmark for the six-month period, while it rose and outperformed for the 12-month period. For the six-month period, an overweight to U.S. interest rate exposure was the primary detractor as U.S. yields rose. The 10-year U.S. Treasury yield increased 0.73% as the U.S. economy exhibited signs of self-sustained growth and the U.S. Federal Reserve (the “Fed”) indicated it would eventually taper its bond purchasing program. Offsetting some of the Fund’s overweight duration exposure were its positions in high-yield corporates, which contributed positively as that sector outperformed. The Fund’s currency exposure also contributed positively, specifically short positions in the Australian and Canadian dollar as well as a short in the Japanese yen.

For the 12-month period, sector allocation, security selection and currency exposure were all positive contributors. Exposure to high yield corporates, bank loans and emerging market debt, as well as an underweight to agency mortgages, contributed positively. An overweight to U.S. Treasuries and underweight to investment-grade corporates detracted. Corporate security selection and selection within the Fund’s emerging market holdings contributed positively. Currency exposure again helped performance, led by an underweight to the Japanese yen. An overweight in U.S. interest rate exposure dampened the outperformance.

For both periods, interest rate derivatives were utilized to manage overall interest rate risk and yield

ALLIANCEBERNSTEIN INCOME FUND •	1

curve positioning. The Fund also utilized currency forwards during both periods for hedging and investment purposes, to manage the Fund’s currency exposure. The Fund utilized leverage through reverse repurchase agreements at favorable rates, and was able to reinvest the proceeds into higher-yielding securities. For the six-month period, the Fund’s use of leverage detracted as fixed-income markets retracted late in the period. Conversely, leverage helped for the 12-month period, aided by strong returns earlier in the period. The Fund also utilized credit default swaps both as a hedge against cash and to gain high-yield exposure, which had an immaterial impact on performance for both periods.

Market Review and Investment Strategy

After a positive start to the year, capital markets stumbled in the final weeks of the reporting period. Bonds retreated and global yield curves steepened as investor demand for both bonds and stocks fell. After initially setting cyclical highs, global equities lost ground in June. Yields on U.S. Treasuries rose, and the U.S. yield curve steepened in response to signals by the Fed that it would soon temper its aggressive bond-buying program. The Fed-induced selloff prompted outflows from fixed-income mutual funds, both in the U.S. and around the world, reinforcing the volatility. The U.S. bond market generally underperformed Europe and Asia.

Corporate bond spreads widened as rates rose, leading to losses across most corporate subsectors. Global high-yield corporates outperformed most other credit sectors. Emerging market debt lagged, as slowing growth in China and in other emerging economies hurt the sector. Additionally, substantial fund redemptions began to unwind several years of positive inflows to the sector. Unrest in Turkey and Brazil magnified the effect of these global pressures. Corporate emerging market debt outperformed sovereign emerging market debt. Local-currency bonds saw the biggest losses in emerging market debt, in large part due to weak currency returns.

The U.S. economy continued to show strength in employment, consumer sentiment and housing, a resilience that led to the Fed’s decision to consider tapering its asset purchase program. Although the shift in the Fed’s focus rattled investors, the Fund’s investment management team (the “Team”) expects the Fed’s quantitative easing program to continue for at least another year, and official interest rates to remain near zero with no signs by the Fed of any intention to lift the federal funds target rate for the next two years. For now, policymakers have indicated only a slowdown in the pace of accommodation. Fed-induced volatility coincided with a liquidity squeeze in China, where the seven-day repo rate spiked. The People’s Bank of China intervened to lessen the immediate pressure, but it has limited the scale of relief to encourage discipline on the pace of lending at smaller banks. The Japanese bond market also showed dramatic price swings as investors questioned the effectiveness of the Bank of Japan’s stimulative policies.

2	• ALLIANCEBERNSTEIN INCOME FUND

The Team continued to position the Fund for income utilizing higher-yielding credit and longer-duration U.S. Treasuries. In the Team’s view, U.S. corporations remain in strong financial condition. Corporate (non-financial) fundamentals, however, have begun to exhibit mid- to late-cycle behavior in the U.S., where revenue growth is still positive but the rate of growth is decelerating—primarily due to macro-

economics. In the Team’s view, despite a weaker growth environment, corporate supply and demand dynamics are expected to remain favorable. High yield fundamentals also generally remain positive, and the Team expects default rates to remain low. The Fund’s government exposure, mostly in the U.S., has been concentrated in higher-coupon intermediate- and longer-dated maturities with greater interest rate risk.

ALLIANCEBERNSTEIN INCOME FUND •	3

DISCLOSURES AND RISKS

AllianceBernstein Income Fund Shareholder Information

Weekly comparative NAV and market price information about the Fund is published each Saturday in Barron’s and in other newspapers in a table called “Closed End Funds”. Daily NAV and market price information, and additional information regarding the Fund, is available at www.alliancebernstein.com and www.nyse.com. For additional shareholder information regarding this Fund, please see pages 66-67.

Benchmark Disclosure

The unmanaged Barclays U.S. Aggregate Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage backed securities. The Index is not leveraged, whereas the Fund utilizes leverage. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Until May 22, 2009, the Fund participated in a credit facility for the purpose of utilizing investment leverage. The Fund continues to utilize leverage through entering into reverse repurchase agreements and may also utilize other techniques such as dollar rolls. In addition, the Fund may borrow money in the future through participation in credit facilities, direct bank borrowings, or otherwise. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase agreement transaction is less than the return on the leveraged portion of the Fund’s investment portfolio. The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as the interest earned on the cash proceeds of the initial sale. Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund.

Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining. The risks of leverage also include potentially a higher volatility of the net asset value (“NAV”) of the Fund’s shares, potentially more volatility in the market value of the Fund’s shares, and the relatively greater effect on the NAV of the Fund’s shares caused by favorable or adverse changes in portfolio security values or currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300% with respect to borrowings.

To the extent that the current interest rate on the Fund’s indebtedness approaches the net return on the leveraged portion of the Fund’s investment portfolio, then the benefit to the shareholders will be reduced. If the rate payable by the Fund on indebtedness were to exceed the net return on the same portion of the portfolio, then

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN INCOME FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund’s NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of the Fund than if the Fund were not leveraged. In extreme cases, if the Fund’s current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so.

Part of the Fund’s assets will be invested in foreign securities. A significant portion of the Fund’s investments in foreign securities is in emerging markets. Since the Fund invests in foreign currency denominated securities, fluctuations in NAV may be magnified by changes in foreign exchange rates. The Fund also may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures swaps and options. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. The Fund may invest in high yield bonds or below investment-grade securities (“junk bonds”). High yield bonds involve a greater risk of default and price volatility than other bonds.

While the Fund invests principally in fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired, and the risk that the counterparty will not perform its obligation. Certain derivatives may have a leverage component and involve leverage risk. Adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited).

The Fund may invest in mortgage-backed and/or other asset-backed securities, including securities backed by mortgages and assets with an international or emerging markets origination and securities backed by non-performing loans at the time of investment. Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that, in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

An Important Note About Historical Performance

The performance on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN INCOME FUND •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED JUNE 30, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Income Fund	-3.48%	2.56%

Barclays U.S. Aggregate Bond Index	-2.44%	-0.69%

The Fund’s market price per share on June 30, 2013 was $7.46. The Fund’s NAV price per share on June 30, 2013 was $8.37. For additional Financial Highlights, please see pages 64-65.

See Disclosures, Risks and Note about Historical Performance on Pages 4-5.

6	• ALLIANCEBERNSTEIN INCOME FUND

Historical Performance

PORTFOLIO SUMMARY

JUNE 30, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,034.0

*	All data are as of June 30, 2013. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).“Other” security type weightings represent 0.6% or less in the following types: Common Stocks, Governments – Sovereign Agencies, Government – Sovereign Bonds, Options Purchased – Puts and Warrants.

ALLIANCEBERNSTEIN INCOME FUND •	7

Portfolio Summary

PORTFOLIO SUMMARY

JUNE 30, 2013 (unaudited)

*	All data are as of June 30, 2013. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.2% or less in the following countries: Australia, Barbados, Belarus, Belgium, Colombia, El Salvador, France, India, Jamaica, Nigeria, Norway, Peru, Portugal, Singapore, South Africa, Spain, Switzerland, United Arab Emirates and Venezuela.

8	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

June 30, 2013 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 90.9%
Brazil – 0.4%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/14	BRL	16,419	$7,381,467

United States – 90.5%
U.S. Treasury Bonds
5.375%, 2/15/31	U.S.$	1,961	2,554,508
6.125%, 11/15/27(a)		175,000	240,132,900
6.25%, 8/15/23(b)		22,000	29,521,250
6.625%, 2/15/27(a)(c)		265,910	378,672,326
6.875%, 8/15/25(a)		245,200	351,095,750
7.625%, 2/15/25		85,000	127,632,770
8.00%, 11/15/21(a)		76,780	111,313,034
8.50%, 2/15/20		3,700	5,264,116
U.S. Treasury Notes
1.625%, 8/15/22(a)		130,000	121,966,390
1.625%, 11/15/22		25,000	23,337,900
1.75%, 5/15/23(a)		26,510	24,828,259
2.00%, 2/15/23		15,752	15,160,456
2.625%, 8/15/20(a)		325,000	339,625,000
2.625%, 11/15/20(a)(c)		67,250	70,071,339

			1,841,175,998

Total Governments – Treasuries (cost $1,911,965,980)			1,848,557,465

CORPORATES – NON-INVESTMENT GRADES – 16.3%
Industrial – 13.6%
Basic – 0.9%
AK Steel Corp.
7.625%, 5/15/20(a)		2,082	1,769,700
ArcelorMittal
5.75%, 8/05/20		2,500	2,475,000
6.75%, 2/25/22(a)		2,200	2,255,000
Arch Coal, Inc.
7.00%, 6/15/19(a)		2,100	1,748,250
Calcipar SA
6.875%, 5/01/18(d)		687	704,175
Commercial Metals Co.
6.50%, 7/15/17		1,993	2,112,580
7.35%, 8/15/18		2,644	2,835,690
Novelis, Inc./GA
8.75%, 12/15/20		837	897,683
Steel Dynamics, Inc.
7.625%, 3/15/20		3,000	3,195,000

			17,993,078

ALLIANCEBERNSTEIN INCOME FUND •	9

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 1.9%
B/E Aerospace, Inc.
5.25%, 4/01/22	U.S.$	2,200	$2,189,000
6.875%, 10/01/20		2,000	2,160,000
BC Mountain LLC/BC Mountain Finance, Inc. 7.00%, 2/01/21(d)		2,313	2,359,260
Bombardier, Inc. 7.50%, 3/15/18(d)		3,000	3,330,000
Building Materials Corp. of America
7.00%, 2/15/20(d)		635	676,275
7.50%, 3/15/20(d)		2,498	2,672,860
Clean Harbors, Inc. 5.25%, 8/01/20		1,200	1,218,000
CNH America LLC 7.25%, 1/15/16		2,000	2,170,000
Griffon Corp. 7.125%, 4/01/18		3,558	3,727,005
Huntington Ingalls Industries, Inc.
6.875%, 3/15/18		698	745,988
7.125%, 3/15/21		690	741,750
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 7.125%, 4/15/19		5,095	5,387,962
Sealed Air Corp.
6.875%, 7/15/33(d)		1,486	1,411,700
8.125%, 9/15/19(d)		1,127	1,256,605
8.375%, 9/15/21(d)		1,157	1,307,410
SPX Corp. 6.875%, 9/01/17		2,900	3,132,000
Summit Materials LLC/Summit Materials Finance Corp. 10.50%, 1/31/20(d)		1,599	1,710,930
United Rentals North America, Inc. 5.75%, 7/15/18		2,550	2,677,500

			38,874,245

Communications - Media – 2.4%
CCO Holdings LLC/CCO Holdings Capital Corp. 6.625%, 1/31/22		2,079	2,167,358
Clear Channel Communications, Inc. 9.00%, 12/15/19(d)		92	89,240
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/22(d)		5,000	5,143,440
CSC Holdings LLC 6.75%, 11/15/21		5,000	5,387,500
Cumulus Media Holdings, Inc. 7.75%, 5/01/19		678	662,745

10	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

DISH DBS Corp. 7.125%, 2/01/16	U.S.$	2,000	$2,165,000
Hughes Satellite Systems Corp. 7.625%, 6/15/21		3,111	3,305,437
Intelsat Jackson Holdings SA 7.25%, 4/01/19		4,231	4,426,684
Lamar Media Corp. 5.875%, 2/01/22		5,500	5,651,250
LIN Television Corp. 8.375%, 4/15/18		900	957,375
RR Donnelley & Sons Co. 8.25%, 3/15/19		2,984	3,133,200
Univision Communications, Inc. 6.875%, 5/15/19(d)		3,295	3,459,750
UPCB Finance III Ltd. 6.625%, 7/01/20(d)		2,200	2,277,000
Videotron Ltd. 5.00%, 7/15/22		2,255	2,198,625
Virgin Media Finance PLC 5.25%, 2/15/22		2,024	1,902,560
8.375%, 10/15/19		2,000	2,170,000
Virgin Media Secured Finance PLC 5.25%, 1/15/21		1,629	1,629,143
XM Satellite Radio, Inc. 7.625%, 11/01/18(d)		2,500	2,718,750

			49,445,057

Communications - Telecommunications – 0.5%
Frontier Communications Corp. 8.125%, 10/01/18		2,000	2,195,000
SBA Telecommunications, Inc. 5.75%, 7/15/20(d)		875	877,187
Sprint Nextel Corp. 9.00%, 11/15/18(d)		2,065	2,416,050
Sunrise Communications International SA 7.00%, 12/31/17(d)	EUR	1,585	2,171,428
Windstream Corp. 7.50%, 4/01/23	U.S.$	2,000	2,030,000
7.75%, 10/01/21		1,070	1,107,450

			10,797,115

Consumer Cyclical - Automotive – 0.9%
Affinia Group, Inc. 7.75%, 5/01/21(d)		297	299,228
American Axle & Manufacturing Holdings, Inc. 9.25%, 1/15/17(d)		1,506	1,622,715
American Axle & Manufacturing, Inc. 6.25%, 3/15/21		5,887	5,982,664

ALLIANCEBERNSTEIN INCOME FUND •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Delphi Corp.
5.875%, 5/15/19	U.S.$	654	$694,875
6.125%, 5/15/21		491	535,190
Goodyear Dunlop Tires Europe BV 6.75%, 4/15/19(d)	EUR	1,500	2,059,567
Goodyear Tire & Rubber Co. (The) 6.50%, 3/01/21	U.S.$	700	712,250
7.00%, 5/15/22		1,486	1,523,150
8.75%, 8/15/20		3,000	3,495,000
LKQ Corp. 4.75%, 5/15/23(d)		908	867,140
Schaeffler Finance BV 8.50%, 2/15/19(d)		1,200	1,338,000

			19,129,779

Consumer Cyclical - Entertainment – 0.1%
Pinnacle Entertainment, Inc. 8.75%, 5/15/20		841	901,973

Consumer Cyclical - Other – 0.8%
Choice Hotels International, Inc. 5.75%, 7/01/22		195	206,700
CityCenter Holdings LLC/CityCenter Finance Corp. 7.625%, 1/15/16		2,000	2,110,000
Levi Strauss & Co. 6.875%, 5/01/22		288	312,480
MGM Resorts International 8.625%, 2/01/19		4,315	4,875,950
Royal Caribbean Cruises Ltd.
5.25%, 11/15/22		1,801	1,764,980
7.50%, 10/15/27		1,100	1,193,500
Shea Homes LP/Shea Homes Funding Corp. 8.625%, 5/15/19		1,188	1,268,190
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, 3/15/22(a)		3,400	3,434,000

			15,165,800

Consumer Cyclical - Restaurants – 0.0%
CKE Restaurants, Inc. 11.375%, 7/15/18		232	239,832

Consumer Cyclical - Retailers – 0.7%
AutoNation, Inc. 6.75%, 4/15/18		481	536,315

12	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Burlington Coat Factory Warehouse Corp. 10.00%, 2/15/19	U.S.$	401	$443,105
L Brands, Inc.
5.625%, 2/15/22		1,727	1,752,905
6.90%, 7/15/17		3,621	4,028,363
Rite Aid Corp. 8.00%, 8/15/20		3,200	3,544,000
Toys R US – Delaware, Inc. 7.375%, 9/01/16(a)(d)		3,206	3,197,985

			13,502,673

Consumer Non-Cyclical – 1.7%
ARAMARK Corp. 5.75%, 3/15/20(d)		1,001	1,023,523
Boparan Finance PLC 9.875%, 4/30/18(d)	GBP	2,400	3,978,804
CHS/Community Health Systems, Inc. 7.125%, 7/15/20	U.S.$	1,717	1,768,510
Envision Healthcare Corp. 8.125%, 6/01/19		2,391	2,540,437
Fresenius Medical Care US Finance, Inc. 5.75%, 2/15/21(d)		2,125	2,231,250
HCA Holdings, Inc. 7.75%, 5/15/21		1,700	1,836,000
HCA, Inc. 8.50%, 4/15/19		1,895	2,033,572
Holding Medi-Partenaires SAS 7.00%, 5/15/20(d)	EUR	1,750	2,177,272
Hologic, Inc. 6.25%, 8/01/20	U.S.$	540	559,913
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 9.50%, 12/01/19(d)		2,000	2,210,000
Kinetic Concepts, Inc./KCI USA, Inc. 10.50%, 11/01/18		4,000	4,300,000
Party City Holdings, Inc. 8.875%, 8/01/20(d)		2,225	2,386,312
Post Holdings, Inc. 7.375%, 2/15/22		1,639	1,753,730
Valeant Pharmaceuticals International
6.875%, 12/01/18(d)		2,145	2,198,625
7.00%, 10/01/20(d)		2,200	2,244,000
7.25%, 7/15/22(d)		283	287,245
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc. 8.00%, 2/01/18		1,435	1,521,100

			35,050,293

ALLIANCEBERNSTEIN INCOME FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Energy – 2.0%
Antero Resources Finance Corp. 9.375%, 12/01/17	U.S.$	2,000	$2,120,000
Athlon Holdings LP/Athlon Finance Corp. 7.375%, 4/15/21(d)		4,204	4,151,450
Berry Petroleum Co. 6.375%, 9/15/22		3,107	3,095,349
Bonanza Creek Energy, Inc. 6.75%, 4/15/21		188	189,410
Chesapeake Energy Corp. 6.625%, 8/15/20		2,435	2,617,625
Cie Generale de Geophysique – Veritas 9.50%, 5/15/16		857	894,494
Cimarex Energy Co. 5.875%, 5/01/22		2,331	2,412,585
Forest Oil Corp. 7.25%, 6/15/19(a)		2,964	2,786,160
Hornbeck Offshore Services, Inc. 5.875%, 4/01/20		2,737	2,757,527
Oil States International, Inc. 6.50%, 6/01/19		1,960	2,028,600
Quicksilver Resources, Inc. 7.125%, 4/01/16		471	414,480
SandRidge Energy, Inc.
7.50%, 2/15/23		2,270	2,167,850
8.125%, 10/15/22		2,100	2,079,000
SESI LLC
6.375%, 5/01/19		615	634,987
7.125%, 12/15/21		2,834	3,060,720
Tervita Corp. 8.00%, 11/15/18(d)		5,000	5,025,000
Tesoro Corp. 9.75%, 6/01/19		3,800	4,199,000

			40,634,237

Other Industrial – 0.3%
Brightstar Corp. 9.50%, 12/01/16(d)		1,600	1,648,000
Safway Group Holding LLC/Safway Finance Corp. 7.00%, 5/15/18(d)		3,525	3,454,500

			5,102,500

Services – 0.4%
Live Nation Entertainment, Inc. 8.125%, 5/15/18(d)		1,820	1,929,200
Sabre, Inc. 8.50%, 5/15/19(d)		2,000	2,130,000
Service Corp. International/US 7.50%, 4/01/27		3,300	3,605,250

			7,664,450

14	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Technology – 0.9%
Amkor Technology, Inc. 6.625%, 6/01/21(a)	U.S.$	3,000	$2,955,000
Avaya, Inc. 10.50%, 3/01/21(d)		4,307	3,262,552
CDW LLC/CDW Finance Corp. 8.50%, 4/01/19		5,000	5,375,000
First Data Corp. 7.375%, 6/15/19(d)		4,500	4,646,250
Freescale Semiconductor, Inc.
10.125%, 12/15/16		104	106,730
10.125%, 3/15/18(d)		667	722,028
Sanmina Corp. 7.00%, 5/15/19(d)		1,830	1,884,900

			18,952,460

Transportation - Services – 0.1%
LBC Tank Terminals Holding Netherlands BV 6.875%, 5/15/23(d)		2,814	2,821,035

			276,274,527

Financial Institutions – 1.4%
Banking – 0.7%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	6,790	7,843,903
Bank of America Corp. Series U 5.20%, 6/01/23	U.S.$	3,703	3,480,820
Citigroup, Inc. 5.95%, 1/30/23		2,300	2,288,730

			13,613,453

Brokerage – 0.1%
E*TRADE Financial Corp. 6.375%, 11/15/19		2,834	2,876,510

Insurance – 0.0%
Pearl Group Holdings No. 1 Ltd. 6.586%, 4/25/16	GBP	43	51,906

Other Finance – 0.5%
Aviation Capital Group Corp. 6.75%, 4/06/21(d)	U.S.$	4,235	4,460,124
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 8.00%, 1/15/18		3,000	3,150,000
iPayment, Inc. 10.25%, 5/15/18		1,814	1,487,480

			9,097,604

ALLIANCEBERNSTEIN INCOME FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

REITS – 0.1%
SL Green Realty Corp./SL Green Operating Partnership/Reckson Operating Partnership 7.75%, 3/15/20	U.S.$	2,514	$2,961,439

			28,600,912

Utility – 1.3%
Electric – 1.1%
AES Corp./VA 8.00%, 10/15/17		4,000	4,500,000
Calpine Corp. 7.875%, 7/31/20(d)		2,880	3,124,800
ComEd Financing III 6.35%, 3/15/33		3,462	3,561,245
EDP Finance BV
4.90%, 10/01/19(d)		255	250,538
6.00%, 2/02/18(d)		3,490	3,594,700
GenOn Americas Generation LLC 8.50%, 10/01/21		3,200	3,440,000
GenOn Energy, Inc. 7.875%, 6/15/17		2,100	2,231,250
NRG Energy, Inc. 8.25%, 9/01/20		1,300	1,400,750

			22,103,283

Natural Gas – 0.2%
Access Midstream Partners LP/ACMP Finance Corp. 6.125%, 7/15/22		1,123	1,137,037
El Paso LLC Series G 7.75%, 1/15/32		2,000	2,124,858
Holly Energy Partners LP/Holly Energy Finance Corp. 6.50%, 3/01/20		2,196	2,212,470

			5,474,365

			27,577,648

Total Corporates – Non-Investment Grades (cost $318,729,115)			332,453,087

CORPORATES – INVESTMENT GRADES – 11.0%
Industrial – 5.5%
Basic – 0.8%
Basell Finance Co. BV 8.10%, 3/15/27(d)		1,190	1,506,354
GTL Trade Finance, Inc. 7.25%, 10/20/17(d)		2,536	2,738,880

16	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

LyondellBasell Industries NV 5.75%, 4/15/24	U.S.$	3,300	$3,628,898
Southern Copper Corp. 7.50%, 7/27/35		5,107	5,459,148
Weyerhaeuser Co. 7.375%, 3/15/32		2,000	2,400,938

			15,734,218

Capital Goods – 0.8%
Legrand France SA 8.50%, 2/15/25		10	12,571
Odebrecht Finance Ltd. 4.375%, 4/25/25(d)		6,760	6,012,594
Owens Corning 9.00%, 6/15/19		3,000	3,683,214
Republic Services, Inc. 5.25%, 11/15/21		6,098	6,695,092

			16,403,471

Communications - Media – 0.3%
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(d)(e)		1,162	1,193,955
Time Warner Cable, Inc.
5.875%, 11/15/40		1,375	1,259,571
6.55%, 5/01/37		1,457	1,459,094
Time Warner Entertainment Co. LP 8.375%, 7/15/33		2,500	2,946,545

			6,859,165

Communications - Telecommunications – 1.4%
AT&T, Inc.
4.30%, 12/15/42		72	62,704
6.50%, 9/01/37		4,433	5,029,669
Deutsche Telekom International Finance BV 4.875%, 3/06/42(d)		4,719	4,603,328
Oi SA 5.75%, 2/10/22(d)		5,500	5,094,519
Qwest Corp.
6.75%, 12/01/21		2,000	2,226,458
6.875%, 9/15/33		1,500	1,451,250
Telefonica Emisiones SAU 7.045%, 6/20/36		5,000	5,489,465
Verizon Communications, Inc. 6.90%, 4/15/38		4,500	5,531,625

			29,489,018

Consumer Cyclical - Automotive – 0.0%
Ford Motor Co. 7.45%, 7/16/31		650	778,190

ALLIANCEBERNSTEIN INCOME FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Entertainment – 0.2%
Time Warner, Inc. 7.70%, 5/01/32	U.S.$	2,500	$3,178,560

Consumer Cyclical - Other – 0.1%
Wyndham Worldwide Corp. 4.25%, 3/01/22		2,200	2,142,589

Consumer Cyclical - Retailers – 0.3%
CVS Caremark Corp. 5.75%, 5/15/41		4,700	5,297,967

Consumer Non-Cyclical – 0.5%
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		2,600	3,208,925
Grupo Bimbo SAB de CV 4.50%, 1/25/22(d)		1,699	1,697,684
Mylan, Inc./PA 7.625%, 7/15/17(d)		290	321,175
SABMiller Holdings, Inc. 4.95%, 1/15/42 (d)		5,500	5,469,074

			10,696,858

Energy – 0.6%
Nabors Industries, Inc. 9.25%, 1/15/19		2,500	3,101,818
Reliance Holdings USA, Inc. 5.40%, 2/14/22(d)		3,568	3,619,913
Transocean, Inc. 7.50%, 4/15/31		2,200	2,445,227
Weatherford International Ltd./Bermuda 7.00%, 3/15/38		2,900	3,100,207

			12,267,165

Technology – 0.3%
Applied Materials, Inc. 5.85%, 6/15/41		6,621	7,172,013

Transportation - Airlines – 0.1%
Delta Air Lines 2007-1 Class A Pass Through Trust Series 071A 6.821%, 8/10/22		1,520	1,718,305

Transportation - Services – 0.1%
Asciano Finance Ltd. 4.625%, 9/23/20(d)		1,080	1,088,294

			112,825,813

18	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 3.5%
Banking – 1.3%
Banco Bradesco SA/Cayman Islands 5.75%, 3/01/22(d)	U.S.$	4,500	$4,472,564
Barclays Bank PLC
7.625%, 11/21/22		2,935	2,879,969
7.75%, 4/10/23		2,128	2,117,360
HSBC Capital Funding LP/Jersey 10.176%, 6/30/30(d)		884	1,255,280
Itau Unibanco Holding SA/Cayman Island 5.50%, 8/06/22(d)		1,475	1,408,625
JPMorgan Chase & Co. Series Q 5.15%, 5/01/23		2,255	2,147,888
Morgan Stanley 10.09%, 5/03/17(d)	BRL	11,615	5,153,315
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(d)	U.S.$	2,292	2,533,118
UBS AG/Stamford CT
7.50%, 7/15/25		1,394	1,672,789
7.625%, 8/17/22		2,742	3,009,202

			26,650,110

Finance – 0.2%
Creditcorp 12.00%, 7/15/18(d)		3,000	1,981,600
GE Capital Trust II 5.50%, 9/15/67(d)	EUR	1,000	1,308,157
General Electric Capital Corp. Series G 6.875%, 1/10/39	U.S.$	1,254	1,545,431

			4,835,188

Insurance – 1.3%
American General Institutional Capital B 8.125%, 3/15/46(d)		509	613,345
American International Group, Inc. 8.175%, 5/15/58		2,525	3,080,500
Fairfax Financial Holdings Ltd. 8.30%, 4/15/26		5,000	6,001,625
Genworth Holdings, Inc. 7.70%, 6/15/20		1,756	2,011,653
Great-West Life & Annuity Insurance Capital LP II 7.153%, 5/16/46(d)		2,707	2,774,675
Humana, Inc. 8.15%, 6/15/38		2,900	3,869,685
MetLife, Inc. 6.40%, 12/15/36		3,345	3,420,262

ALLIANCEBERNSTEIN INCOME FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Pacific Life Insurance Co. 9.25%, 6/15/39(d)	U.S.$	1,500	$1,993,494
Transatlantic Holdings, Inc. 8.00%, 11/30/39		2,122	2,767,389

			26,532,628

Other Finance – 0.0%
IIRSA Norte Finance Ltd. 8.75%, 5/30/24(f)		291	340,081

REITS – 0.7%
DDR Corp. 7.875%, 9/01/20		3,000	3,659,274
Duke Realty LP 6.75%, 3/15/20		1,655	1,899,288
EPR Properties 7.75%, 7/15/20		3,308	3,756,132
HCP, Inc. 5.375%, 2/01/21		3,468	3,761,878

			13,076,572

			71,434,579

Non Corporate Sectors – 1.6%
Agencies - Not Government Guaranteed – 1.6%
Abu Dhabi National Energy Co.
3.625%, 1/12/23(d)		1,562	1,461,074
5.875%, 12/13/21(d)		775	861,451
Banco do Brasil SA/Cayman 5.875%, 1/26/22(d)		1,475	1,438,125
Gazprom OAO Via Gaz Capital SA
6.51%, 3/07/22(d)		13,563	14,342,872
9.25%, 4/23/19(d)		7,115	8,573,575
Petrobras International Finance Co. – Pifco 5.375%, 1/27/21		5,000	5,023,470

			31,700,567

Utility – 0.4%
Electric – 0.3%
Duquesne Light Holdings, Inc. 6.40%, 9/15/20(d)		2,140	2,490,649
FirstEnergy Corp. Series C 7.375%, 11/15/31		3,000	3,163,788

			5,654,437

Natural Gas – 0.1%
Empresa de Energia de Bogota SA 6.125%, 11/10/21(d)		1,719	1,781,556

			7,435,993

Total Corporates – Investment Grades (cost $213,774,814)			223,396,952

20	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

AGENCIES – 6.6%
Agency Debentures – 3.2%
Federal Home Loan Bank 5.50%, 7/15/36	U.S.$	8,695	$10,690,415
Federal Home Loan Mortgage Corp. 6.25%, 7/15/32		15,000	19,878,390
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		42,045	35,926,864

			66,495,669

Agency Subordinated – 3.4%
Federal National Mortgage Association 5.375%, 6/12/17		59,222	68,542,832

Total Agencies (cost $126,936,914)			135,038,501

COLLATERALIZED MORTGAGE OBLIGATIONS – 3.2%
Non-Agency Fixed Rate – 2.2%
Citigroup Mortgage Loan Trust
Series 2006-4, Class 2A1A
6.00%, 12/25/35		6,303	5,759,337
Series 2007-AR4, Class 1A1A
5.606%, 3/25/37		1,151	1,032,777
Countrywide Alternative Loan Trust
Series 2006-24CB, Class A15
5.75%, 6/25/36		3,209	2,691,675
Series 2006-41CB, Class 2A13
5.75%, 1/25/37		2,634	2,200,925
Series 2007-13, Class A2
6.00%, 6/25/47		3,569	3,113,719
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-HY4, Class 1A1 3.08%, 9/25/47		1,146	923,293
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		2,573	2,241,268
First Horizon Alternative Mortgage Securities Trust
Series 2006-AA5, Class A1
2.346%, 9/25/36		2,784	2,160,623
Series 2006-AA7, Class A1
2.30%, 1/25/37		4,643	3,381,961
Morgan Stanley Mortgage Loan Trust Series 2005-10, Class 4A1 5.50%, 12/25/35		1,331	1,201,293

ALLIANCEBERNSTEIN INCOME FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Residential Accredit Loans, Inc.
Series 2005-QA7, Class A21
3.094%, 7/25/35	U.S.$	1,731	$1,478,203
Series 2005-QS14, Class 3A1
6.00%, 9/25/35		3,926	3,687,656
Series 2006-QA1, Class A21
3.81%, 1/25/36		2,506	1,881,921
Series 2006-QS2, Class 1A8
6.00%, 2/25/36		6,147	5,137,142
Wells Fargo Mortgage Backed Securities Trust
Series 2007-AR7, Class A1
2.909%, 12/28/37		5,772	4,924,051
Series 2007-AR8, Class A1 5.98%, 11/25/37		3,029	2,654,377

			44,470,221

Non-Agency Floating Rate – 1.0%
IndyMac Index Mortgage Loan Trust Series 2007-FLX3, Class A1 0.433%, 6/25/37(g)		2,056	1,719,133
Lehman XS Trust Series 2007-10H, Class 2AIO 6.806%, 7/25/37(g)(h)		1,650	374,865
Luminent Mortgage Trust Series 2006-6, Class A1 0.393%, 10/25/46(g)		6,449	5,201,875
Residential Accredit Loans, Inc.
Series 2006-QA4, Class A 0.373%, 5/25/36(g)		3,996	3,057,114
Series 2006-QS18, Class 2A2 6.357%, 12/25/36(g)(h)		20,529	4,401,004
Washington Mutual Alternative Mortgage Pass-Through Certificates
Series 2007-OA1, Class A1A 0.869%, 2/25/47(g)		5,385	4,009,171
Series 2007-OA4, Class A1A 0.934%, 4/25/47(g)		2,510	1,647,943

			20,411,105

Agency Fixed Rate – 0.0%
Freddie Mac Series 4119, Class LI 3.50%, 6/15/39(h)		3,891	723,034

Total Collateralized Mortgage Obligations (cost $64,748,854)			65,604,360

22	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – CORPORATE BONDS – 3.0%
Industrial – 2.8%
Basic – 0.4%
Usiminas Commercial Ltd. 7.25%, 1/18/18(d)	U.S.$	4,263	$4,454,835
Vedanta Resources PLC 6.00%, 1/31/19(d)		3,402	3,285,591

			7,740,426

Capital Goods – 0.2%
Grupo Cementos de Chihuahua SAB de CV 8.125%, 2/08/20(d)		1,954	2,007,735
Servicios Corporativos Javer SAPI de CV 9.875%, 4/06/21(a)(d)		1,065	969,150

			2,976,885

Communications - Media – 0.4%
Columbus International, Inc. 11.50%, 11/20/14(d)		6,459	6,959,573
European Media Capital SA 10.00%, 2/01/15(f)(i)		1,853	1,760,522

			8,720,095

Communications - Telecommunications – 0.3%
Digicel Ltd. 6.00%, 4/15/21(d)		1,500	1,417,500
MTS International Funding Ltd. 8.625%, 6/22/20(d)		4,100	4,817,500

			6,235,000

Consumer Cyclical - Other – 0.0%
Peermont Global Pty Ltd. 7.75%, 4/30/14(d)	EUR	50	64,106

Consumer Non-Cyclical – 1.1%
Cosan Luxembourg SA
5.00%, 3/14/23(d)	U.S.$	1,361	1,309,272
9.50%, 3/14/18(d)	BRL	3,117	1,328,813
Hypermarcas SA 6.50%, 4/20/21(d)	U.S.$	4,900	4,924,500
JBS Finance II Ltd. 8.25%, 1/29/18(d)		3,100	3,146,500
JBS USA LLC/JBS USA Finance, Inc. 8.25%, 2/01/20(d)		2,063	2,181,623
Marfrig Holding Europe BV 8.375%, 5/09/18(d)		900	846,000
Marfrig Overseas Ltd. 9.50%, 5/04/20(a)(d)		4,151	4,114,679

ALLIANCEBERNSTEIN INCOME FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Tonon Bioenergia SA 9.25%, 1/24/20(d)	U.S.$	2,272	$2,050,364
Virgolino de Oliveira Finance Ltd. 10.50%, 1/28/18(a)(d)		2,500	2,237,500

			22,139,251

Energy – 0.2%
Pacific Rubiales Energy Corp. 7.25%, 12/12/21(a)(d)		4,300	4,547,250

Transportation - Airlines – 0.2%
TAM Capital 2, Inc. 9.50%, 1/29/20(d)		751	773,530
TAM Capital 3, Inc. 8.375%, 6/03/21(d)		2,843	2,914,075

			3,687,605

			56,110,618

Financial Institutions – 0.2%
Banking – 0.2%
HSBC Bank PLC Series E 16.39%, 1/31/22(d)	NGN	582,500	4,070,296

Total Emerging Markets – Corporate Bonds (cost $61,162,040)			60,180,914

BANK LOANS – 2.7%
Industrial – 2.7%
Basic – 0.2%
Arysta LifeScience SPC, LLC 4.50%, 5/29/20(g)	U.S.$	1,250	1,236,725
FMG Resources (August 2006) Pty Ltd. (FMG America Finance, Inc.) 5.25%, 10/18/17(g)		943	936,539
Macdermid, Inc. 7.75%, 12/07/20(g)		750	756,562
Unifrax Holding Co. 5.25%, 11/01/18(g)	EUR	771	998,716

			3,928,542

Capital Goods – 0.1%
HD Supply, Inc. 4.50%, 10/12/17(g)	U.S.$	990	987,317
Serta Simmons Holdings, LLC 5.00%, 10/01/19(g)		1,496	1,494,754

			2,482,071

24	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.2%
Clear Channel Communications, Inc. 3.85%, 1/29/16(g)	U.S.$	310	$282,498
TWCC Holding Corp. 12/11/20(j)		3,100	3,115,500

			3,397,998

Consumer Cyclical - Automotive – 0.5%
Exide Technologies 10/09/14(j)		2,939	2,951,505
Navistar, Inc. 5.75%, 8/17/17(g)		1,400	1,400,000
TI Group Automotive Systems, LLC 5.50%, 3/28/19(g)		3,879	3,915,554
Veyance Technologies, Inc. 5.25%, 9/08/17(g)		2,743	2,712,265

			10,979,324

Consumer Cyclical - Entertainment – 0.2%
Alpha Topco Limited (Formula One) 4/30/19(j)		3,000	2,993,250
Station Casinos LLC 5.00%, 3/02/20(g)		1,421	1,419,661

			4,412,911

Consumer Cyclical - Other – 0.1%
Las Vegas Sands, LLC 2.70%, 11/23/16(g)		741	737,997
New HB Acquisition, LLC 6.75%, 4/09/20(g)		1,600	1,626,672
November 2005 Land Investors, LLC (North Las Vegas Consortium) 7.25%, 4/30/10(g)(i)(k)(l)		2,179	– 0	–

			2,364,669

Consumer Cyclical - Retailers – 0.3%
Bass Pro Group, LLC 4.00%, 11/20/19(g)		977	975,459
Burlington Coat Factory Warehouse Corporation 4.25%, 2/23/17(g)		871	869,234
Harbor Freight Tools USA, Inc./Central Purchasing, LLC 6.50%, 11/14/17(g)		2,184	2,192,474
J.C. Penney Corporation, Inc. 6.00%, 5/22/18(g)		1,400	1,400,994
Rite Aid Corp. 5.75%, 8/21/20(g)		500	506,250

			5,944,411

ALLIANCEBERNSTEIN INCOME FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.6%
Air Medical Group Holdings, Inc. 6.50%, 6/30/18(g)	U.S.$	1,368	$1,381,806
Air Medical Holding, LLC 7.63%, 5/31/18(g)		4,000	4,000,000
BJ’s Wholesale Club, Inc. 9.75%, 3/26/20(g)		1,640	1,668,700
Catalent Pharma Solutions, Inc. (fka Cardinal Health 409, Inc.) 6.50%, 12/29/17(g)		2,300	2,281,324
CHS/Community Health Systems, Inc. 3.77%-3.78%, 1/25/17(g)		181	180,931
H.J. Heinz Company 3.50%, 6/05/20(g)		550	549,373
Harlan Laboratories, Inc. (fka Harlan Sprague Dawley, Inc.) 3.74%, 7/11/14(g)		850	745,214
Par Pharmaceutical Companies, Inc. (Par Pharmaceutical, Inc.) 4.25%, 9/30/19(g)		554	549,671

			11,357,019

Energy – 0.0%
CITGO Petroleum Corporation 9.00%, 6/24/17(g)		297	300,157

Other Industrial – 0.1%
Accudyne Industries Borrower S.C.A./Accudyne Industries, LLC (fka Silver II US Holdings, LLC) 4.00%, 12/13/19(g)		1,244	1,232,606
Gavilon Group LLC, The 6.50%, 12/06/16(g)		289	288,210

			1,520,816

Services – 0.1%
Supervalu, Inc. 5.00%, 3/21/19(g)		2,492	2,472,738

Technology – 0.3%
Alcatel-Lucent USA, Inc. 7.25%, 1/30/19(g)		1,851	1,865,358
Avaya, Inc. 4.77%, 10/26/17(g)		238	208,204
IPC Systems, Inc. 5.45%, 6/01/15(g)		2,000	1,605,860
MMI International Ltd. 7.25%, 11/02/18(g)(j)		2,250	2,182,500

			5,861,922

			55,022,578

26	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 0.0%
REITS – 0.0%
iStar Financial, Inc. 5.25%, 3/19/16(g)	U.S.$	79	$79,025

Total Bank Loans (cost $55,482,827)			55,101,603

MORTGAGE PASS-THROUGHS – 2.2%
Agency Fixed Rate 30-Year – 1.5%
Federal Home Loan Mortgage Corp. Gold Series 2006 6.00%, 9/01/36		8,265	8,976,816
Federal National Mortgage Association
3.50%, 2/01/41		15,510	15,766,034
6.00%, 4/01/40		6,318	6,866,084
Series 1998
8.00%, 6/01/28		29	34,001
Series 1999
7.50%, 11/01/29		46	54,197

			31,697,132

Agency ARMs – 0.7%
Federal Home Loan Mortgage Corp. Series 2007
2.797%, 3/01/37(g)		4,537	4,861,942
3.034%, 3/01/37(g)		1,896	2,022,849
3.065%, 2/01/37(g)		6,283	6,588,425

			13,473,216

Total Mortgage Pass-Throughs (cost $43,777,243)			45,170,348

QUASI-SOVEREIGNS – 1.7%
Quasi-Sovereign Bonds – 1.7%
Indonesia – 0.4%
Majapahit Holding BV 7.875%, 6/29/37(d)		6,188	7,178,080

Mexico – 0.5%
Comision Federal de Electricidad 5.75%, 2/14/42(d)		5,750	5,318,750
Petroleos Mexicanos 6.50%, 6/02/41		4,900	5,059,250

			10,378,000

Russia – 0.5%
Russian Agricultural Bank OJSC Via RSHB Capital SA 8.625%, 2/17/17(d)	RUB	330,000	9,953,357

Venezuela – 0.3%
Petroleos de Venezuela SA 5.25%, 4/12/17(d)	U.S.$	7,500	6,112,500

Total Quasi-Sovereigns (cost $33,389,014)			33,621,937

ALLIANCEBERNSTEIN INCOME FUND •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.5%
Non-Agency Fixed Rate CMBS – 1.5%
GMAC Commercial Mortgage Securities, Inc. Series 2006-C1, Class AJ 5.349%, 11/10/45	U.S.$	2,250	$2,133,410
GS Mortgage Securities Corp. II Series 2011-GC5, Class C 5.474%, 8/10/44(d)		5,651	5,856,361
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB14, Class AJ 5.682%, 12/12/44		8,000	7,158,792
JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP7, Class AJ 6.056%, 4/15/45		6,500	6,510,784
LB-UBS Commercial Mortgage Trust Series 2007-C2, Class AM 5.493%, 2/15/40		3,400	3,482,892
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class AJ 5.368%, 11/15/48		6,000	5,237,766

			30,380,005

Non-Agency Floating Rate CMBS – 0.0%
Eclipse Ltd. Series 2007-1X, Class B 0.754%, 1/25/20(d)(g)	GBP	59	69,582

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-32, Class XM 0.133%, 11/16/45(h)	U.S.$	1,567	11,627

Total Commercial Mortgage-Backed Securities (cost $29,430,970)			30,461,214

LOCAL GOVERNMENTS – MUNICIPAL BONDS – 1.3%
United States – 1.3%
Buckeye OH Tobacco Settlement Fin Auth Series 2007A-2 5.875%, 6/01/47		1,950	1,572,110
California GO 7.95%, 3/01/36		3,955	4,693,438

28	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Golden St Tobacco Securitization CA Series 2007A-1 5.125%, 6/01/47	U.S.$	4,390	$3,373,583
Illinois GO 7.35%, 7/01/35		3,330	3,669,360
Texas Transp Comm (Texas St Hwy Fund First Tier) 5.178%, 4/01/30		2,560	2,864,461
Tobacco Settlement Auth IA Series 2005C 5.625%, 6/01/46		3,430	2,970,620
Tobacco Settlement Fin Corp. MI Series 2007A 6.00%, 6/01/48		5,915	4,915,542
Tobacco Settlement Fin Corp. NJ Series 2007 1A 5.00%, 6/01/41		1,750	1,393,053
Tobacco Settlement Fin Corp. VA Series 2007B1 5.00%, 6/01/47		1,850	1,327,042

Total Local Governments – Municipal Bonds (cost $26,489,679)			26,779,209

Company		Shares
PREFERRED STOCKS – 1.3%
Financial Institutions – 1.1%
Banking – 0.7%
Goldman Sachs Group, Inc. (The) 5.50%		107,250	2,589,015

PNC Financial Services Group, Inc. (The) 6.125%		223,000	5,996,470
US Bancorp/MN 6.50%		180,000	5,058,000

			13,643,485

Insurance – 0.1%
Hartford Financial Services Group, Inc. 7.875%		84,000	2,476,320

REITS – 0.3%
Health Care REIT, Inc. 6.50%		54,775	1,393,476
Sabra Health Care REIT, Inc. 7.125%		194,150	4,888,697

			6,282,173

			22,401,978

ALLIANCEBERNSTEIN INCOME FUND •	29

Portfolio of Investments

Company		Shares	U.S. $ Value

Industrial – 0.2%
Consumer Non-Cyclical – 0.2%
Ventas Realty LP/Ventas Capital Corp. 5.45%		139,500	$3,294,990

Total Preferred Stocks (cost $24,566,875)			25,696,968

		Principal Amount (000)
EMERGING MARKETS – SOVEREIGNS – 1.2%
Argentina – 0.7%
Argentine Government International Bond 7.82%, 12/31/33	EUR	19,818	14,316,522

Belarus – 0.2%
Belarus Government International Bond 8.95%, 1/26/18(d)	U.S.$	3,743	3,733,643

El Salvador – 0.3%
El Salvador Government International Bond 7.65%, 6/15/35(d)		5,957	5,822,967

Total Emerging Markets – Sovereigns (cost $25,196,883)			23,873,132

GOVERNMENTS – SOVEREIGN BONDS – 0.9%
Croatia – 0.4%
Croatia Government International Bond 6.375%, 3/24/21(a)(d)		1,230	1,286,887
6.375%, 3/24/21(d)		4,600	4,812,750
6.75%, 11/05/19(d)		2,750	2,935,405

			9,035,042

Hungary – 0.4%
Hungary Government International Bond 5.375%, 2/21/23(a)		2,496	2,412,574
6.375%, 3/29/21		5,000	5,200,000

			7,612,574

Indonesia – 0.1%
Indonesia Government International Bond 6.625%, 2/17/37(d)		720	784,800
8.50%, 10/12/35(d)		801	1,053,315

			1,838,115

Total Governments – Sovereign Bonds (cost $17,035,009)			18,485,731

30	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – SOVEREIGN AGENCIES – 0.4%
Norway – 0.2%
Eksportfinans ASA 2.00%, 9/15/15	U.S.$	315	$302,400
2.375%, 5/25/16		3,728	3,569,560

			3,871,960

Russia – 0.2%
VTB Bank OJSC Via VTB Capital SA 6.875%, 5/29/18(d)		3,441	3,647,460

Total Governments – Sovereign Agencies (cost $7,065,123)			7,519,420

		Shares
COMMON STOCKS – 0.0%
Gallery Media(i)(m)(n) (cost $0)		697	940,950

		Contracts
OPTIONS PURCHASED – PUTS – 0.0%
Options on Forward Contracts – 0.0%
AUD/USD Expiration: Aug 2013, Exercise Price: AUD 0.929(m) (cost $160,949)		17,814,855	491,384

		Shares
WARRANTS – 0.0%
Ion Media Networks , expiring 12/12/39(i)(l)(m)		1,264	– 0	–
Ion Media Networks , expiring 12/31/49(i)(l)(m)		1,248	– 0	–

Total Warrants (cost $0)			– 0	–

SHORT-TERM INVESTMENTS – 2.5%
Investment Companies – 2.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(o) (cost $51,098,552)		51,098,552	51,098,552

Total Investments – 146.7% (cost $3,011,010,841)			2,984,471,727
Other assets less liabilities – (46.7)%			(950,425,370)

Net Assets – 100.0%			$2,034,046,357

ALLIANCEBERNSTEIN INCOME FUND •	31

Portfolio of Investments

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at June 30, 2013	Unrealized Appreciation/ (Depreciation)
Sold Contracts
German Euro Bund Futures	225	September 2013	$42,023,774	$41,447,122	$576,652
U.S. Long Bond (CBT) Futures	1,107	September 2013	155,722,446	150,379,031	5,343,415
U.S. T-Note 5 Yr Futures	766	September 2013	93,827,507	92,721,906	1,105,601
U.S. T-Note 10 Yr (CBT) Futures	2,619	September 2013	339,804,114	331,467,187	8,336,927

					$15,362,595

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	USD	19,757	JPY	1,931,327	7/19/13	$(282,453)
BNP Paribas SA	USD	44,654	MXN	553,305	7/11/13	(1,986,270)
BNP Paribas SA	TRY	19,494	USD	10,363	7/19/13	283,703
BNP Paribas SA	USD	5,440	JPY	512,482	7/19/13	(272,590)
Citibank, NA	USD	8,371	RUB	277,483	8/23/13	8,769
Deutsche Bank AG London	CAD	44,086	USD	42,590	7/18/13	687,263
Deutsche Bank AG London	CZK	409,177	USD	21,332	7/22/13	856,923
Goldman Sachs Capital Markets LP	JPY	4,460,480	USD	44,181	7/19/13	(795,315)
Goldman Sachs Capital Markets LP	USD	20,768	TRY	39,357	7/19/13	(418,158)
HSBC BankUSA	USD	10,538	SEK	70,154	7/11/13	(79,339)
Morgan Stanley & Co., Inc.	MXN	550,991	USD	40,988	7/11/13	(1,500,645)
Royal Bank of Scotland PLC	NOK	61,735	USD	10,731	7/11/13	570,528
Royal Bank of Scotland PLC	SEK	70,639	USD	10,844	7/11/13	312,514
Royal Bank of Scotland PLC	USD	10,526	NOK	61,754	7/11/13	(363,067)
Royal Bank of Scotland PLC	TRY	20,211	USD	10,671	7/19/13	221,071
Royal Bank of Scotland PLC	AUD	45,024	USD	42,600	7/25/13	1,492,606
Royal Bank of Scotland PLC	EUR	26,653	USD	34,874	8/07/13	175,667
Royal Bank of Scotland PLC	GBP	56,011	USD	86,356	8/07/13	1,187,086
Standard Chartered Bank	BRL	27,893	USD	13,493	7/02/13	992,633
Standard Chartered Bank	USD	12,589	BRL	27,893	7/02/13	(88,863)
Standard Chartered Bank	USD	10,624	SGD	13,310	7/26/13	(122,777)
UBS AG	BRL	27,893	USD	12,589	7/02/13	88,863
UBS AG	USD	12,304	BRL	27,893	7/02/13	196,580
UBS AG	BRL	27,893	USD	12,235	8/02/13	(178,051)

						$986,678

32	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

CURRENCY OPTIONS WRITTEN (see Note C)

Description	Exercise Price		Expiration Date	Contracts (000)		Premiums Received	Market Value
Put – AUD vs. USD	AUD	0.929	8/13/13	AUD	17,815	$151,102	$(491,384)

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at June 30, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International:
CDX-NAHY Series 15 5 Year Index, 12/20/15*	5.00%	2.04%	$5,650	$420,839	$(302,410)	$723,249
CDX-NAHY Series 15 5 Year Index, 12/20/15*	5.00	2.04	5,050	376,149	(272,415)	648,564
Morgan Stanley Capital Services LLC:
CDX-NAHY Series 15 5 Year Index, 12/20/15*	5.00	2.10	20,544	1,456,627	239,621	1,217,006
CDX-NAHY Series 17 5 Year Index, 12/20/16*	5.00	3.23	42,240	2,440,533	(3,345,759)	5,786,292

				$4,694,148	$(3,680,963)	$8,375,111

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate	Maturity	U.S. $ Value at June 30, 2013
Bank of America, NA	0.13%	7/09/13	$43,331,787
Bank of America, NA	0.13%	8/20/13	49,041,617
Bank of America, NA	0.13%	8/27/13	38,186,796
Barclay Capital, Inc.+	(2.25)%*	—	659,461
Barclay Capital Inc.+	(1.75)%*	—	4,964,269
Barclay Capital Inc.+	(1.63)%*	—	3,914,044
Barclay Capital Inc.+	(1.25)%*	—	1,761,192
Barclay Capital Inc.+	(0.63)%*	—	3,295,828
Barclay Capital Inc.+	(0.50)%*	—	3,035,767
Barclay Capital Inc.+	(0.25)%*	—	3,044,450
Credit Suisse Securities (USA) LLC+	(0.15)%*	—	1,304,935
Credit Suisse Securities (USA) LLC+	0.00%	—	2,578,185
HSBC Bank USA	0.12%	8/15/13	45,431,965
HSBC Bank USA	0.16%	7/16/13	109,523,360
HSBC Bank USA	0.18%	7/09/13	57,353,923
Jefferies & Company, Inc.	0.14%	8/06/13	112,839,739
JPMorgan Securities Inc.	0.11%	8/23/13	44,782,855

ALLIANCEBERNSTEIN INCOME FUND •	33

Portfolio of Investments

Broker	Interest Rate	Maturity	U.S. $ Value at June 30, 2013
JPMorgan Securities Inc.	0.12%	8/29/13	$48,759,433
JPMorgan Securities Inc.	0.15%	7/10/13	57,015,912
JPMorgan Securities Inc.	0.18%	7/22/13	211,883,844
JPMorgan Securities Inc.+	(0.25)%*	—	654,150
JPMorgan Securities Inc.+	(0.05)%*	—	24,786,747
Morgan Stanley & Co., LLC	0.17%	7/11/13	76,416,718
Nomura International PLC+	(0.50)%*	—	2,210,066
Nomura International PLC+	(0.25)%*	—	1,847,711
Nomura International PLC+	0.00%	—	1,157,750
Warburg	0.13%	8/13/13	82,797,691

			$1,032,580,195

+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on June 30, 2013.

*	Interest payment due from counterparty.

UNFUNDED LOAN COMMITMENT (see Note C)

As of June 30, 2013, the Fund had the following unfunded loan commitment of $1,718,182, which could be extended at the option of the borrower:

Borrower	Unfunded Loan Commitment	Cost			Value
Exide Technologies, Inc. 0.05%, 10/09/14	$1,718,182	$	– 0	–	$(47,118)

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $977,994,366.

(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures. The market value of the collateral amounted to $18,450,781.

(c)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $2,926,313.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013, the aggregate market value of these securities amounted to $310,584,297 or 15.3% of net assets.

(e)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 2013.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.11% of net assets as of June 30, 2013, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
European Media Capital SA 10.00%, 2/01/15	8/18/10	$2,183,085	$1,760,522	0.09%
IIRSA Norte Finance Ltd. 8.75%, 5/30/24	5/30/24	302,356	340,081	0.02%

34	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

(g)	Floating Rate Security. Stated interest rate was in effect at June 30, 2013.

(h)	IO – Interest Only

(i)	Fair valued by the Adviser.

(j)	This position or a portion of this position represents an unsettled loan purchase. At June 30, 2013, the market value and unrealized loss of these unsettled loan purchases amounted to $11,242,755 and $25,691, respectively. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(k)	Security is in default and is non-income producing.

(l)	Illiquid security.

(m)	Non-income producing security.

(n)	Restricted and illiquid security.

(o)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations: AUD – Australian Dollar BRL – Brazilian Real CAD – Canadian Dollar CZK – Czech Koruny EUR – Euro GBP – Great British Pound JPY – Japanese Yen	MXN – Mexican Peso NGN – Nigerian Naira NOK – Norwegian Krone RUB – Russian Ruble SEK – Swedish Krona SGD – Singapore Dollar TRY – Turkish Lira USD – United States Dollar

Glossary:

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CDX-NAHY – North American High Yield Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

GO – General Obligation

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN INCOME FUND •	35

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

June 30, 2013 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,959,912,289)	$2,933,373,175
Affiliated issuers (cost $51,098,552)	51,098,552 (a)
Receivable for investment securities sold	61,068,236
Interest and dividends receivable	38,059,103
Unrealized appreciation on credit default swaps	8,375,111
Unrealized appreciation of forward currency exchange contracts	7,074,206
Premium paid on credit default swaps	239,621
Prepaid expenses	108,048

Total assets	3,099,396,052

Liabilities
Due to custodian	2,117,360
Options written, at value (premiums received $151,102)	491,384
Payable for reverse repurchase agreements	1,032,580,195
Payable for investment securities purchased	14,882,468
Unrealized depreciation of forward currency exchange contracts	6,087,528
Collateral received from broker	4,132,840
Premium received on credit default swaps	3,920,584
Advisory fee payable	884,052
Payable for variation margin on futures	108,761
Unfunded loan commitment, at value	47,118
Dividends payable	19,330
Administrative fee payable	14,227
Accrued expenses	63,848

Total liabilities	1,065,349,695

Net Assets	$2,034,046,357

Composition of Net Assets
Common stock, at par	$2,429,117
Additional paid-in capital	1,993,008,947
Distributions in excess of net investment income	(13,634,949)
Accumulated net realized gain on investment and foreign currency transactions	54,514,163
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(2,270,921)

$2,034,046,357

Net Asset Value Per Share—300 million shares of common stock authorized, $0.01 par value (based on 242,911,697 shares outstanding)	$8.37

(a)	Includes investment of cash collateral of $4,132,840 received from broker for OTC derivatives outstanding at June 30, 2013.

See notes to financial statements.

36	• ALLIANCEBERNSTEIN INCOME FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2013 (unaudited)

Investment Income
Interest	$54,636,990
Dividends
Unaffiliated issuers	563,163
Affiliated issuers	20,164
Other fee income	71,519	$55,291,836

Expenses
Advisory fee (see Note B)	5,410,217
Custodian	133,691
Printing	108,747
Registration fees	106,556
Transfer agency	51,779
Audit	40,717
Administrative	30,671
Directors’ fees	29,246
Legal	15,784
Miscellaneous	31,462

Total expenses before interest expense	5,958,870
Interest expense	790,904

Total expenses		6,749,774

Net investment income		48,542,062

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		65,897,242
Futures		13,562,515
Options written		(815,600)
Swaps		2,402,365
Foreign currency transactions		11,729,427
Net change in unrealized appreciation/depreciation of:
Investments		(230,820,840)
Futures		11,880,990
Options written		(300,482)
Swaps		1,248,312
Unfunded loan commitments		(12,187)
Foreign currency denominated assets and liabilities		(108,827)

Net loss on investment and foreign currency transactions		(125,337,085)

Net Decrease in Net Assets from Operations		$(76,795,023)

See notes to financial statements.

ALLIANCEBERNSTEIN INCOME FUND •	37

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2013 (unaudited)		Year Ended December 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$48,542,062		$97,321,497
Net realized gain on investment and foreign currency transactions	92,775,949		87,935,608
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(218,113,034)		50,782,565
Contributions from Adviser (see Note B)	– 0	–	51

Net increase (decrease) in net assets from operations	(76,795,023)		236,039,721
Dividends and Distributions to Shareholders from
Net investment income	(48,582,339)		(116,597,615)
Net realized gain on investment transactions	– 0	–	(128,427,414)

Total decrease	(125,377,362)		(8,985,308)
Net Assets
Beginning of period	2,159,423,719		2,168,409,027

End of period (including distributions in excess of net investment income of ($13,634,949) and ($13,594,672), respectively)	$2,034,046,357		$2,159,423,719

See notes to financial statements.

38	• ALLIANCEBERNSTEIN INCOME FUND

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

Six Months Ended June 30, 2013 (unaudited)

Increase (Decrease) in Cash from Operating Activities:
Interest and dividends received	$66,526,099
Interest expense paid	(790,904)
Operating expenses paid	(6,081,211)
Purchases of long-term investments	(1,430,882,916)

Proceeds from disposition of long-term investments	1,550,078,402
Purchases of short-term investments, net	(39,843,163)
Proceeds from swaps, net	5,990,352
Payments on written options, net	(815,600)
Variation margin received on futures	27,059,235
Commitment fee proceeds	71,519

Net increase in cash from operating activities			$171,311,813
Financing Activities:
Cash dividends paid	(186,724,754)
Decrease in reverse repurchase agreements	(1,016,268)
Increase in due to custodian	2,034,806

Net decrease in cash from financing activities			(185,706,216)
Effect of exchange rate on cash			13,616,715

Net decrease in cash			(777,688)
Cash at beginning of period			777,688

Cash at end of period		$	– 0	–

Reconciliation of Net Decrease in Net Assets from Operations to Net Increase in Cash from Operating Activities:
Net decrease in net assets from operations			$(76,795,023)
Adjustments:
Increase in interest and dividends receivable	$(3,588,146)
Net accretion of bond discount and amortization of bond premium	14,893,928
Decrease in accrued expenses	(122,341)
Purchases of long-term investments	(1,430,882,916)
Proceeds from disposition of long-term investments	1,550,078,402
Purchases of short-term investments, net	(39,843,163)
Proceeds on swaps, net	5,990,352
Payments on written options, net	(815,600)
Variation margin received on futures	27,059,235
Net realized gain on investment and foreign currency transactions	(92,775,949)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	218,113,034

Total adjustments			248,106,836

Net increase in cash from operating activities			$171,311,813

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its substantial investments in reverse repurchase agreements throughout the period.

See notes to financial statements.

ALLIANCEBERNSTEIN INCOME FUND •	39

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

June 30, 2013 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily,

40	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant

ALLIANCEBERNSTEIN INCOME FUND •	41

Notes to Financial Statements

cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

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Notes to Financial Statements

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2013:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$1,848,557,465		$	– 0	–	$1,848,557,465
Corporates – Non-Investment Grades		– 0	–	332,401,181			51,906		332,453,087
Corporates – Investment Grades		1,981,600		221,415,352			– 0	–	223,396,952
Agencies		– 0	–	135,038,501			– 0	–	135,038,501
Collateralized Mortgage Obligations		– 0	–	723,034			64,881,326		65,604,360
Emerging Markets – Corporate Bonds		– 0	–	54,350,096			5,830,818		60,180,914
Bank Loans		2,951,505		– 0	–		52,150,098	^	55,101,603
Mortgage Pass-Throughs		– 0	–	45,170,348			– 0	–	45,170,348
Quasi-Sovereigns		– 0	–	33,621,937			– 0	–	33,621,937
Commercial Mortgage-Backed Securities		– 0	–	11,627			30,449,587		30,461,214
Local Governments – Municipal Bonds		– 0	–	26,779,209			– 0	–	26,779,209
Preferred Stocks		25,696,968		– 0	–		– 0	–	25,696,968
Emerging Markets – Sovereigns		– 0	–	23,873,132			– 0	–	23,873,132
Governments – Sovereign Bonds		– 0	–	18,485,731			– 0	–	18,485,731
Governments – Sovereign Agencies		– 0	–	7,519,420			– 0	–	7,519,420
Common Stocks		– 0	–	– 0	–		940,950		940,950
Options Purchased – Puts		– 0	–	491,384			– 0	–	491,384
Warrants^		– 0	–	– 0	–		– 0	–^	– 0	–
Short-Term Investments		51,098,552		– 0	–		– 0	–	51,098,552

Total Investments in Securities		81,728,625		2,748,438,417			154,304,685		2,984,471,727

ALLIANCEBERNSTEIN INCOME FUND •	43

Notes to Financial Statements

Investments in Securities:	Level 1		Level 2			Level 3			Total
Other Financial Instruments* :
Assets:
Futures	$15,362,595		$	– 0	–	$	– 0	–	$15,362,595 #
Forward Currency Exchange Contracts	– 0	–		7,074,206			– 0	–	7,074,206
Credit Default Swaps	– 0	–		8,375,111			– 0	–	8,375,111
Liabilities:
Forward Currency Exchange Contracts	– 0	–		(6,087,528)			– 0	–	(6,087,528)
Currency Options Written	– 0	–		(491,384)			– 0	–	(491,384)
Unfunded Loan Commitment	(47,118)			– 0	–		– 0	–	(47,118)

Total+	$97,044,102			$2,757,308,822			$154,304,685		$3,008,657,609

^	The Fund held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures as reported in the portfolio of investments.

+	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates – Non-Investment Grades		Collateralized Mortgage Obligations		Emerging Markets – Corporate Bonds
Balance as of 12/31/12	$2,216,878		$37,497,632		$4,618,220
Accrued discounts/(premiums)	(40,072)		236,617		(143,112)
Realized gain (loss)	62,417		41,722		– 0	–
Change in unrealized appreciation/depreciation	25,369		186,124		(404,847)
Purchases	– 0	–	32,041,735		(2)
Sales	(2,212,686)		(5,122,504)		– 0	–
Transfers in to Level 3	– 0	–	– 0	–	1,760,559
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 6/30/13+	$51,906		$64,881,326		$5,830,818

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/13*	$6,756		$186,124		$(661,291)

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Notes to Financial Statements

	Bank Loans^			Commercial Mortgage-Backed Securities		Common Stocks
Balance as of 12/31/12		$45,455,116		$9,850,260		$1,045,500
Accrued discounts/(premiums)		79,652		32,434		– 0	–
Realized gain (loss)		33,768		– 0	–	– 0	–
Change in unrealized appreciation/depreciation		(144,430)		(749,767)		(104,550)
Purchases		43,063,134		21,316,660		– 0	–
Sales		(36,337,142)		– 0	–	– 0	–
Transfers in to Level 3		– 0	–	– 0	–	– 0	–
Transfers out of Level 3		– 0	–	– 0	–	– 0	–

Balance as of 6/30/13		$52,150,098		$30,449,587		$940,950

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/13*		$(10,238)		$(749,767)		$(104,550)

	Warrants^			Total
Balance as of 12/31/12	$	– 0	–	$100,683,606
Accrued discounts/(premiums)		– 0	–	165,519
Realized gain (loss)		– 0	–	137,907
Change in unrealized appreciation/depreciation		– 0	–	(1,192,101)
Purchases		– 0	–	96,421,527
Sales		– 0	–	(43,672,332)
Transfers in to Level 3		– 0	–	1,760,559
Transfers out of Level 3		– 0	–	– 0	–

Balance as of 6/30/13	$	– 0	–	$154,304,685

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/13*	$	– 0	–	$(1,332,966)

+	There were de minimis transfers under 1% of net assets during the reporting period.

^	The Fund held securities with zero market value at period end.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

ALLIANCEBERNSTEIN INCOME FUND •	45

Notes to Financial Statements

The following presents information about significant unobservable inputs related to the Portfolio with material categories of Level 3 investments at June 30, 2013:

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 6/30/13	Valuation Technique	Unobservable Input	Range/ Weighted Average
Corporates – Non- Investment Grades	$51,906	Third Party Vendor	Evaluated Quote	$122.13/ $122.13

Collateralized Mortgage Obligations	$64,881,326	Third Party Vendor	Evaluated Quotes	$21.44 – $93.93/ $78.53

Emerging Markets – Corporate Bonds	$5,830,818	Indicative Market Quotations	Broker Quote	$0.70 – $95.00/ $29.17

Bank Loans	$52,150,098	Third Party Vendor	Vendor Quotes	$80.29 – $129.51/ $99.64

	$0	Qualitative Assessment		$0.00/ $0.00

Commercial Mortgage-Backed Securities	$30,449,587	Third Party Vendor	Evaluated Quotes	$87.30 – $118.45/ $96.03

Common Stocks	$940,950	Indicative Market Quotations	Broker Quote	$1,350.00/ $1,350.00

Warrants	$0	Qualitative Assessment		$0.00/ $0.00

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

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Notes to Financial Statements

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

ALLIANCEBERNSTEIN INCOME FUND •	47

Notes to Financial Statements

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser a monthly advisory fee in an amount equal to the sum of 1/12th of .30 of 1% of the Fund’s average weekly net assets up to $250 million, 1/12th of .25 of 1% of the Fund’s average weekly net assets in excess of $250 million, and 4.75% of the Fund’s daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options, futures and swaps, less interest on money borrowed by the Fund) accrued by the Fund during the month. However, such monthly advisory fee shall not exceed in the aggregate 1/12th of .80% of the Fund’s average weekly net assets during the month (approximately .80% on an annual basis).

48	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

Under the terms of the Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the six months ended June 30, 2013, there was no reimbursement paid to ABIS.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended June 30, 2013, the reimbursement for such services amounted to $30,671.

During the year ended December 31, 2012, the Adviser reimbursed the Fund $51 for trading losses incurred due to a trade entry error.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended June 30, 2013 is as follows:

Market Value December 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2013 (000)	Dividend Income (000)
$ 11,255	$423,576	$383,732	$51,099	$20

Brokerage commissions paid on investment transactions for the six months ended June 30, 2013 amounted to $42,084, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2013 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$262,964,327	$525,209,067
U.S. government securities	1,064,947,991	931,895,131

ALLIANCEBERNSTEIN INCOME FUND •	49

Notes to Financial Statements

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

Gross unrealized appreciation	$61,702,805
Gross unrealized depreciation	(88,241,919)

Net unrealized depreciation	$(26,539,114)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

50	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended June 30, 2013, the Fund held futures contracts for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended June 30, 2013, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should

ALLIANCEBERNSTEIN INCOME FUND •	51

Notes to Financial Statements

the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the six months ended June 30, 2013, the Fund held purchased options for hedging and non-hedging purposes. During the six months ended June 30, 2013, the Fund held written options for hedging and non-hedging purposes.

For the six months ended June 30, 2013, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 12/31/12	1,911,472,000		$172,032
Options written	61,814,855		431,492
Options expired	– 0	–	– 0	–
Options bought back	(1,955,472,000)		(452,422)
Options exercised	– 0	–	– 0	–

Options written outstanding as of 06/30/13	17,814,855		$151,102

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon

52	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout

ALLIANCEBERNSTEIN INCOME FUND •	53

Notes to Financial Statements

Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

During the six months ended June 30, 2013, the Fund held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At June 30, 2013, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $73,484,000, with net unrealized appreciation of $8,375,111, and terms of less than 4 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of June 30, 2013, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its

54	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various master agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements and certain securities lending transactions. These master agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction.

At June 30, 2013, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$15,362,595	*+

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	7,074,206		Unrealized depreciation of forward currency exchange contracts	$6,087,528

ALLIANCEBERNSTEIN INCOME FUND •	55

Notes to Financial Statements

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Investments in securities, at value	$491,384

Foreign exchange contracts			Options written, at value	$491,384

Credit contracts	Unrealized appreciation on credit default swaps	8,375,111

Total		$31,303,296		$6,578,912

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) as reported in the portfolio of investments.

+	Exchange-traded investments.

The effect of derivative instruments on the statement of operations for the six months ended June 30, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$13,562,515	$11,880,990

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(257,183)	5,068

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	188,167	585,942

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(815,600)	(300,482)

56	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$2,402,365	$1,248,312

Total		$15,080,264	$13,419,830

The following table represents the volume of the Fund’s derivative transactions during the six months ended June 30, 2013:

Futures:
Average original value of sale contracts	$684,116,653
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$137,536,041
Average principal amount of sale contracts	$293,717,149
Purchased Options:
Average monthly cost	$289,682	(a)
Credit Default Swaps:
Average notional amount of sale contracts	$73,484,000

(a)	Positions were open for three months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

The following tables present the Fund’s derivative assets and liabilities and reverse repurchase agreements (“RVP”) by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of June 30, 2013:

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Collateral Received			Net Amount of Derivatives Assets
BNP Paribas SA	$775,087	$(775,087)		$	– 0	–	$	– 0	–
Citibank, NA	8,769	– 0	–		– 0	–		8,769
Credit Suisse International	1,371,813	– 0	–		– 0	–		1,371,813
Deutsche Bank AG London	1,544,186	– 0	–		– 0	–		1,544,186
Morgan Stanley Capital Services LLC	7,003,298	– 0	–		– 0	–		7,003,298
Royal Bank of Scotland PLC	3,959,472	(363,067)			– 0	–		3,596,405
Standard Chartered Bank	992,633	(211,640)			– 0	–		780,993
UBS AG	285,443	(285,443)			– 0	–		– 0	–

Total	$15,940,701	$(1,635,237)		$	– 0	–		$14,305,464

ALLIANCEBERNSTEIN INCOME FUND •	57

Notes to Financial Statements

Counterparty	Derivative Liabilities & RVP Subject to a MA	Derivatives Available for Offset			Collateral Pledged		Net Amount of Derivatives & RVP Liabilities
Bank of America, NA	$130,560,200	$	– 0	–	$(130,560,200	)*	$	– 0	–
Barclays Bank PLC Wholesale	282,453		– 0	–	– 0	–		282,453
Barclays Capital Inc.	20,675,011		– 0	–	(20,675,011	)*		– 0	–
BNP Paribas SA	2,258,860		(775,087)		– 0	–		1,483,773
Credit Suisse Securities (USA) LLC	3,883,120		– 0	–	(3,883,120	)*		– 0	–
Goldman Sachs Capital Markets LP	1,213,473		– 0	–	(1,213,473	)*		– 0	–
HSBC Bank USA	212,388,587		– 0	–	(212,388,587	)*		– 0	–
Jefferies & Company, Inc.	112,839,739		– 0	–	(112,839,739	)*		– 0	–
JP Morgan Securities Inc.	387,882,941		– 0	–	(387,882,941	)*		– 0	–
Morgan Stanley & Co., Inc.	1,500,645		– 0	–	– 0	–		1,500,645
Morgan Stanley & Co., LLC	76,416,718		– 0	–	(76,416,718	)*		– 0	–
Nomura International PLC	5,215,527		– 0	–	(5,215,527	)*		– 0	–
Royal Bank of Scotland PLC	363,067		(363,067)		– 0	–		– 0	–
Standard Chartered Bank	211,640		(211,640)		– 0	–		– 0	–
UBS AG	669,435		(285,443)		– 0	–		383,992
Warburg	82,797,691		– 0	–	(82,797,691	)*		– 0	–

Total	$1,039,159,107		$(1,635,237)		$(1,033,873,007)			$3,650,863

*	The actual collateral pledged is more than the amount reported due to overcollateralization.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously

58	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Fund. For the six months ended June 30, 2013, the Fund had no transactions in dollar rolls.

4. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended June 30, 2013, the average amount of reverse repurchase agreements outstanding was $984,112,301 and the daily weighted average interest rate was .19%. At June 30, 2013, the Fund had reverse repurchase agreements outstanding in the amount of $1,032,580,195 as reported on the statement of assets and liabilities. The value of the related collateral exceeded the value of the reverse repurchase agreements at period end.

5. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders,

ALLIANCEBERNSTEIN INCOME FUND •	59

Notes to Financial Statements

it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund will receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of June 30, 2013, the Fund had the following unfunded loan commitment which could be extended at the option of the borrower pursuant to the respective loan agreement. The unrealized depreciation on such loan was $12,187.

Borrower	Unfunded Loan Commitment	Funded
Exide Technologies, Inc. 0.05%, 10/09/14	$ 1,718,182	$2,939,318

In addition, the Fund had the following bridge loan commitments outstanding:

Loan	Unfunded Loan Participation Commitments	Funded
Nielsen Holdings NV LIBOR, 2/21/14	$4,170,000	$	– 0	–
Gardner Denver Inc. LIBOR, 3/08/14	5,000,000		– 0	–

During the six months ended June 30, 2013, the Fund received commitment fees or additional funding fees in the amount of $71,519.

NOTE D

Common Stock

During the six months ended June 30, 2013 and the year ended December 31, 2012, the Fund did not issue any shares in connection with the Fund’s dividend reinvestment plan.

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may

60	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Mortgage-Backed and/or Other Asset-Backed Securities Risk—Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

The Fund invests in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economics of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

ALLIANCEBERNSTEIN INCOME FUND •	61

Notes to Financial Statements

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Leverage Risk—The Fund utilizes leverage through the investment techniques of reverse repurchase agreements and dollar rolls. In addition, the Fund may borrow money in the future, through participation in credit facilities, direct bank borrowings, or otherwise. Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage.

Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining. The risks of leverage also include potentially a higher volatility of the NAV of the common stock, potentially more volatility in the market value of the common stock and the relatively greater effect on the NAV of the common stock caused by favorable or adverse changes in portfolio security values or currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300% with respect to borrowings.

To the extent that the current interest rate on the Fund’s indebtedness approaches the net return on the leveraged portion of the Fund’s investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund’s NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of common stock than if the Fund were not leveraged. In extreme cases, if the Fund’s current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects

62	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE F

Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2013 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$172,030,064	$139,236,985
Net long-term capital gains	72,994,965	– 0	–

Total taxable distributions paid	$245,025,029	$139,236,985

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(34,742,095	)(a)
Unrealized appreciation/(depreciation)	208,439,831	(b)

Total accumulated earnings/(deficit)	$173,697,736	(c)

(a)	During the fiscal year ended December 31, 2012, the Fund utilized $41,244,647 of capital loss carryforwards to offset current year net realized gains. As of December 31, 2012, the cumulative deferred loss on straddles was $32,636,772. At December 31, 2012, the Fund had a post-October short-term capital loss deferral of $2,105,323, which is deemed to arise on January 1, 2013.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable and the tax deferral of dividend income from real estate investment trust (REIT) securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of December 31, 2012, the Fund did not have any capital loss carryforwards.

NOTE G

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN INCOME FUND •	63

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 8.89	$ 8.93	$ 8.75	$ 8.37	$ 7.49	$ 8.59

Income From Investment Operations
Net investment income(a)	.20	.40	.44	.47	.54	.59
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.52)	.57	.31	.40	.89	(1.06)
Contributions from Adviser	– 0	–	.00	(b)	– 0	–	– 0	–	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	(.32)	.97	.75	.87	1.43	(.47)

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.48)	(.57)	(.49)	(.55)	(.63)
Distributions from net realized gain on investment transactions	– 0	–	(.53)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.20)	(1.01)	(.57)	(.49)	(.55)	(.63)

Net asset value, end of period	$ 8.37	$ 8.89	$ 8.93	$ 8.75	$ 8.37	$ 7.49

Market value, end of period	$ 7.46	$ 8.10	$ 8.07	$ 7.93	$ 8.25	$ 7.08

Discount, end of period	(10.87)%	(8.89)%	(9.63)%	(9.37)%	(1.43)%	(5.47)%
Total Return
Total investment return based on:(c)
Market value	(5.58)%	13.08%	9.36%	2.10%	25.09%	(4.64)%
Net asset value	(3.48)%	12.15%	9.67%	11.04	%*	19.97%	(5.46	)%*
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$2,034	$2,159	$2,168	$2,126	$2,033	$1,817
Ratio to average net assets of:
Expenses(d)	.63	%(e)	.64%	.64%	.71%	.91%	2.02%
Net investment income	4.56	%(e)	4.34%	5.00%	5.40%	6.84%	7.15%
Portfolio turnover rate	43%	58%	67%	121%	153%	51%
Asset coverage ratio(f)	N/A	N/A	N/A	N/A	N/A	530%
Bank borrowing outstanding (in millions)(f)	$– 0	–	$– 0	–	$– 0	–	$– 0	–	$– 0	–	$400

See	footnote summary on page 65.

64	• ALLIANCEBERNSTEIN INCOME FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005.

(c)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)	The annualized expense ratios, excluding interest expense and TALF administration fee, if applicable are .56%, .55%, 58%, .60%, .68% and .72%, respectively. These expense ratios exclude net interest expense on borrowings of .07%, .09%, .06%, .11%, .22%, and 1.30%, respectively.

(e)	Annualized.

(f)	The Fund participated in a credit facility which was terminated on May 22, 2009.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended December 31, 2010 and December 31, 2008 by 0.15% and 0.33%, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN INCOME FUND •	65

Financial Highlights

ADDITIONAL INFORMATION

(unaudited)

Dividend Reinvestment and Cash Purchase Plan

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the “Dividend Shares”). Computershare Trust Company, N.A. (the “Agent”) will act as agent for participants under the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of common stock of the Fund valued as follows:

(i)	If the shares of common stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)	If the shares of common stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund’s shares of common stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of common stock, the average purchase price per share paid by the Plan Agent may exceed the net asset value of the Fund’s shares of common stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Plan Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will

66	• ALLIANCEBERNSTEIN INCOME FUND

Additional Information

pay a pro-rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases of shares.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Plan Agent on at least 90 days written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010.

ALLIANCEBERNSTEIN INCOME FUND •	67

Additional Information

RESULTS OF STOCKHOLDERS MEETING

(unaudited)

The Annual Meeting of Stockholders of AllianceBernstein Income Fund, Inc. (“the Fund”) was held on March 27, 2013. A description of the proposal and number of shares voted at the Meeting are as follows:

	Voted For	Authority Withheld
To elect three Directors for a term of three years and until his or her successor is duly elected and qualifies.

Class One (term expires 2016) Common Shares:
Nancy P. Jacklin	203,018,927	12,526,622
John H. Dobkin	202,872,644	12,672,905
Michael J. Downey	203,284,185	12,261,364

68	• ALLIANCEBERNSTEIN INCOME FUND

Results of Shareholders Meeting

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1)	Robert M. Keith, President and Chief Executive Officer
Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Gershon M. Distenfeld(2),
Vice President

Michael L. Mon, Vice President

Douglas J. Peebles(2), Vice President

Matthew S. Sheridan(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Administrator

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, NY 10105

Dividend Paying Agent, Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940-3010

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The most significant responsibility for the day-to-day management of, and investment decisions for, the Fund’s portfolio are made by a team of investment professionals consisting of Messrs. DeNoon, Distenfeld, Peebles and Sheridan.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of AllianceBernstein Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Certifications—As required, on May 13, 2013, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violations of the NYSE’s Corporate Governance listing standards. The Fund has also included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the reporting period.

ALLIANCEBERNSTEIN INCOME FUND •	69

Board of Directors

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The daily net asset value of the Fund’s shares is available from the Fund’s Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Saturday in Barron’s and other newspapers in a table called “Closed-End Funds.” Daily net asset value and market price information and additional information regarding the Fund is available at www.alliancebernstein.com and at www.nyse.com.

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund Shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company, N.A. at (800) 219-4218.

70	• ALLIANCEBERNSTEIN INCOME FUND

Summary of General Information

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Emerging Markets Equity Portfolio

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

ALLIANCEBERNSTEIN INCOME FUND •	71

AllianceBernstein Family of Funds

NOTES

72	• ALLIANCEBERNSTEIN INCOME FUND

NOTES

ALLIANCEBERNSTEIN INCOME FUND •	73

NOTES

74	• ALLIANCEBERNSTEIN INCOME FUND

NOTES

ALLIANCEBERNSTEIN INCOME FUND •	75

NOTES

76	• ALLIANCEBERNSTEIN INCOME FUND

Privacy Notice (This information is not part of the Shareholder Report.)

AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, “AllianceBernstein” or “we”) understand the importance of maintaining the confidentiality of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client’s name, address, phone number, social security number, assets, income, and other household information, (2) clients’ transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data, and online information collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein’s privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.

ALLIANCEBERNSTEIN INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

ACMI-0152-0613

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	August 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	August 22, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	August 22, 2013